EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of Chembio Diagnostics, Inc. (the “Company”) for the year ended December 31, 2017, each of the undersigned John J. Sperzel, the President & Chief Executive Officer of the Company, and Neil A. Goldman, the Executive Vice President & Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1) This Form 10-K for the year ended December 31, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Form 10-K for the year ended December 31, 2017 fairly presents, in all material respects, the financial condition and results of operations of Chembio Diagnostics, Inc. for the periods presented therein.

Dated:  March 8, 2018                /s/ John J. Sperzel
                                                  John J. Sperzel
                                                  President & Chief Executive Officer

Dated:  March 8, 2018                /s/ Neil A. Goldman
                                                  Neil A. Goldman
                                                  Executive Vice President & Chief Financial Officer